UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2020

MasterCraft Boat Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                             Emerging growth company            ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 3, 2020, MasterCraft Boat Holdings, Inc. (the “Company”) announced that Mr. Jay Povlin, the President of NauticStar, LLC (“NauticStar”) will leave the Company effective August 3, 2020 to pursue other opportunities. The Company thanks Mr. Povlin for his years of service and contributions to the Company’s development.

On August 3, 2020, the Company announced the appointment of Mr. Scott Womack as President of NauticStar. Mr. Womack, age 51, has 27 years of experience in manufacturing and global operations. Prior to joining the Company, Mr. Womack served as Vice President of U.S. Operations of Autoneum Holdings AG (“Autoneum”) from February 2017 to August 2020. Prior to joining Autoneum, Mr. Womack served as the Chief Operating Officer of Varroc Lighting Systems from August 2012 to November 2016.

The Company issued a press release today announcing Mr. Womack’s appointment as President of NauticStar. A copy of the press release is furnished as Exhibit 99.1 to this report.

Under the terms of his offer letter, effective August 3, 2020, Mr. Womack will receive a base salary at an initial annual rate of $340,000 and is eligible to participate in the Company’s short-term incentive plan that provides annual cash incentives to compensate our executives.  In addition, Mr. Womack has been granted $154,165 in restricted stock awards and performance stock units under the Company’s 2015 Incentive Award Plan. The restricted stock vests annually in three equal installments beginning on the first anniversary of the grant date, subject to the executive officer’s continued employment. The performance stock units will be earned based on the Company’s achievement of certain performance criteria over a three-year performance period.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Womack and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Womack and any other person pursuant to which Mr. Womack will be serving as President of NauticStar. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is being furnished as part of this report:

Exhibit No.	Description

Exhibit 10.1	Offer Letter
Exhibit 99.1	Press Release dated August 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Dated: August 3, 2020	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary